Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Emerging Growth Acquisitions I, Inc.for the period ended August 31, 2011, I, Amit Tandon, Principle Executive Officer and Principle Financial Officer and of Emerging Growth Acquisitions I, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the period ended August 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report on Form 10-K for the period ended August 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Emerging Growth Acquisitions I, Inc.

EMERGING GROWTH ACQUISITIONS I, INC.

Date: April 5, 2012	By:	/s/ Amit Tandon
Amit Tandon, President
President (Principal Executive Officer) (Principal Financial Officer)